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                                                               EXHIBIT 10.5

                                 LIFEF/X, INC.

                         1999 LONG TERM INCENTIVE PLAN
                         -----------------------------

     The purpose of the Lifef/x, Inc. 1999 Long Term Incentive Plan (the "Plan") is to provide (i) designated employees of Fin Sports U.S.A., Inc. (the "Company") and its subsidiaries and affiliates, (ii) certain advisors who perform services for the Company or its subsidiaries and affiliates and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and performance units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

     1.   Administration
          --------------

          (a)  Committee.  The Plan shall be administered and interpreted by a
               ---------
committee appointed by the Board (the "Committee"). The Committee shall consist of two or more persons appointed by the Board, all of whom may be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and may be "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, notwithstanding anything in the Plan to the contrary, the Board must ratify or approve any grants made to Non-Employee Directors (as defined below in Section 4(a)). References in the Plan to the "Committee" shall be deemed to include the Board, with respect to ratification or approval of grants made to Non-Employee Directors.

          (b)  Committee Authority.  The Committee shall have the sole authority
               -------------------
to (i) determine the individuals to whom grants shall be made under the Plan,
(ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

          (c)  Committee Determinations.  The Committee shall have full power
               ------------------------
and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusively binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.
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     2.   Grants
          ------

     Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options")(Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), restricted stock as described in Section 6 (Restricted Stock"), stock appreciation rights as described in Section 7 ("SARs"), and performance units as described in Section 8 ("Performance Units") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

     3.   Shares Subject to the Plan
          --------------------------

          (a)  Shares Authorized.  Subject to the adjustment specified below,
               -----------------
the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 5,529,375 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 2,000,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock or Performance Units are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

          (b)  Adjustments.  If there is any change in the number or kind of
               -----------
shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

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     4.   Eligibility for Participation
          -----------------------------

          (a)  Eligible Persons.  All employees of the Company and its
               ----------------
subsidiaries and affiliates ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Advisors who perform services to the Company or any of its subsidiaries and affiliates ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

          (b)  Selection of Grantees.  The Committee shall select the Employees,
               ---------------------
Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

     5.   Granting of Options
          -------------------

          (a)  Number of Shares.  The Committee shall determine the number of
               ----------------
shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

          (b)  Type of Option and Price.
               ------------------------

            (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or a parent or subsidiary corporation (within the meaning of section 424(f) of the Code). Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

            (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be less than, greater than or equal to the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

            (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date

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upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

          (c)  Option Term.  The Committee shall determine the term of each
               -----------
Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

          (d)  Exercisability of Options.  Options granted (i) to Employees
               -------------------------
(other than officers. directors and consultants) shall be exercisable at the rate of at least 20% per year over five years from the date of the Option and
(ii) to officers, directors, key employees or consultants may become fully exercisable, at any time or during any period, in each case subject to reasonable conditions, such as continued employment, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

          (e)  Restrictions Upon Exercise of Options.  Upon a Grantee's exercise
               -------------------------------------
of an Option, the Company may require that the shares of Company Stock issued to such Grantee pursuant to such Option be subject to any transfer restrictions then in effect between the Company and any other holder of Company Stock. Such transfer restrictions may include, but are not limited to, the prohibition against the issue, sale, offer to sell, grant of an option for the sale of, assignment, transfer, pledge, hypothecation or any other encumbrance or disposition of shares of Company Stock by the Grantee.

          (f)  Termination of Employment, Disability or Death.
               ----------------------------------------------

            (i) Except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than a "disability," death or "termination for cause," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

            (ii) In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

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            (iii) In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

            (iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

            (v)   For purposes of Sections 5(e), 6, 7 and 8:

               (A) "Company," when used in the phrase "employed by the Company," shall mean the Company and its parent and subsidiary corporations and affiliates.

               (B) "Employed by the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

               (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

               (D) "Termination for cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee has breached his or her employment, service, noncompetition, nonsolicitation or other similar contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. Notwithstanding the foregoing, if the Grantee has an employment agreement with the Company defining "termination for cause," then such definition shall supercede the foregoing definition.

            (vi) In the event a Grantee's employment is terminated for cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet

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delivered the share certificates, upon refund by the Company of the Exercise
Price paid by the Grantee for such shares.

          (g)  Exercise of Options.  A Grantee may exercise an Option that has
               -------------------
become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) by delivering shares of Company Stock owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 9) at the time of exercise.

          (h)  Limits on Incentive Stock Options.  Each Incentive Stock Option
               ---------------------------------
shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an employee of the Company or a parent or subsidiary corporation (within the meaning of section 424(f) of the Code).

     6.   Restricted Stock Grants
          -----------------------

     The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

General Requirements.  Shares of Company Stock issued or transferred pursuant to
--------------------
Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

          (a)  Number of Shares.  The Committee shall determine the number of
               ----------------
shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

          (b)  Requirement of Employment.  If the Grantee ceases to be employed
               -------------------------
by the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall

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terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

          (c)  Restrictions on Transfer and Legend on Stock Certificate.  During
               --------------------------------------------------------
the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except as permitted under
Section 11. Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

          (d)  Right to Vote and to Receive Dividends.  Unless the Committee
               --------------------------------------
determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

          (e)  Lapse of Restrictions.  All restrictions imposed on Restricted
               ---------------------
Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

     7.   Stock Appreciation Rights
          -------------------------

          (a)  General Requirements.  The Committee may grant stock appreciation
               --------------------
rights ("SARs") to an Employee, Non-Employee Director, or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

          (b)  Tandem SARs.  In the case of tandem SARs, the number of SARs
               -----------
granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

          (c)  Exercisability.  An SAR shall be exercisable during the period
               --------------
specified by the Committee in the Grant Instrument and shall be subject to such vesting and other

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restrictions as may be specified in the Grant Instrument, provided, that SARs granted to Employees (other than officers, directors or consultants) shall be exercisable at the rate of at least 20% per year over five years from the date granted. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by the Company or during the applicable period after termination of employment as described in Section 5(e). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable. No SAR may be exercised for cash by an officer or director of the Company or any of its subsidiaries who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act.

          (d)  Value of SARs.  When a Grantee exercises SARs, the Grantee shall
               -------------
receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

          (e)  Form of Payment.  The Committee shall determine whether the
               ---------------
appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market, Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     8.   Performance Units
          -----------------

          (a)  General Requirements.  The Committee may grant performance units
               --------------------
("Performance Units") to an Employee or Key Advisor. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee deems appropriate. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

          (b)  Performance Period and Performance Goals.  When Performance Units
               ----------------------------------------
are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

          (c)  Payment with respect to Performance Units.  At the end of each
               -----------------------------------------
Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met and the amount, if any, to be paid with respect

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to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

          (d)  Requirement of Employment.  If the Grantee ceases to be employed
               -------------------------
by the Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

     9.   Qualified Performance-Based Compensation.
          ----------------------------------------

          (a)  Designation as Qualified Performance-Based Compensation.  The
               -------------------------------------------------------
Committee may determine that Performance Units or Restricted Stock granted to an Employee shall be considered "qualified performance-based compensation" under
Section 162(m) of the Code. The provisions of this Section 9 shall apply to Grants of Performance Units and Restricted Stock that are to be considered "qualified performance-based compensation" under Section 162(m) of the Code.

          (b)  Performance Goals.  When Performance Units or Restricted Stock
               -----------------
that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Restricted Stock to lapse or amounts to be paid under the Performance Units, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation, provisions relating to death, disability, other termination of employment or Reorganization, that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

          (c)  Establishment of Goals.  The Committee shall establish the
               ----------------------
performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

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

          (d)  Maximum Payment.  If Restricted Stock, or Performance Units
               ---------------
measured with respect to the Fair Market Value of the Company Stock, are granted, not more than 1,000,000 shares of the Company Stock may be granted to an Employee under the Performance Units or Restricted Stock for any Performance Period. If Performance Units are measured with respect to other criteria, the maximum amount that may be paid to an Employee with respect to a Performance Period is $2,000,000.

          (e)  Announcement of Grants.  The Committee shall certify and announce
               ----------------------
the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Restricted Stock or Performance Units for the Performance Period shall be forfeited.

     10.  Withholding of Taxes
          --------------------

          (a)  Required Withholding.  All Grants under the Plan shall be subject
               --------------------
to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

          (b)  Election to Withhold Shares.  If the Committee so permits, a
               ---------------------------
Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR, Restricted Stock or Performance Units paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

     11.  Transferability of Grants.  Except as provided below, only the Grantee
          -------------------------
may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

     12.  Reorganization of the Company.
          -----------------------------

          (a)  Reorganization.  As used herein, a "Reorganization" shall be
               --------------
deemed to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

          (b)  Assumption of Grants.  Upon a Reorganization where the Company is
               --------------------
not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

          (c)  Other Alternatives.  Notwithstanding the foregoing, in the event
               ------------------
of a Reorganization, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or (ii) after accelerating all vesting and giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Reorganization or such other date as the Committee may specify.

          (d)  Limitations.  Notwithstanding anything in the Plan to the
               -----------
contrary, in the event of a Reorganization, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Reorganization ineligible for pooling of interests accounting treatment or that would make the Reorganization ineligible for desired tax treatment if, in the absence of such right, the Reorganization would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization.

     13.  Change of Control of the Company.
          --------------------------------

          (a) As used herein, a "Change of Control" shall be deemed to have occurred if:

            (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Safeguard Scientifics, Inc., Mirage Technologies Limited Partnership, or any of their subsidiaries or affiliates] becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or

            (ii) Any person has commenced a tender offer or exchange offer for a majority of the voting power of the then outstanding shares of the Company.

          (b)  Notice and Acceleration.  Upon a Change of Control, unless the
               -----------------------
Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding

Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse, and (iv) Grantees holding Performance Units shall receive a payment in settlement of such Performance Units, in an amount determined by the Committee, based on the Grantee's target payment for the Performance Period and the portion of the Performance Period that precedes the Change of Control.

          (c)  Other Alternatives.  Notwithstanding the foregoing, subject to
               ------------------
subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or
(ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

          (d)  Committee.  The Committee making the determinations under this
               ---------
Section 13 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control. If the Committee members do not meet this requirement, the automatic provisions of Subsection (b) of this Section shall apply in the case of such a Change of Control, and the Committee shall not have discretion to vary them.

          (e)  Limitations.  Notwithstanding anything in the Plan to the
               -----------
contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

     14.  Disposition of Operating Unit
          -----------------------------

     In the event that the division, subsidiary or other affiliated entity for which a Grantee performs services is sold or transferred, whether such transaction is effectuated by the transfer of stock, assets, by merger or otherwise, in a transaction which does not constitute a Change of Control of the Company, the Committee may, but shall not be required, to take any one or more of the following actions as to outstanding Awards held by such Grantees: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Committee determines to be appropriate,
(ii) upon written notice to Participants, provide that all unexercised Options or SARs shall terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or
(iv) make such other adjustments, if any, as the Committee determines to be necessary or advisable to provide each such Grantee with a benefit substantially similar to that to which the Grantee would have been entitled had such event not occurred.

     15.  Requirements for Issuance or Transfer of Shares
          -----------------------------------------------

          (a)  Shareholder's Agreement.  The Committee may require that a
               -----------------------
Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan.

          (b)  Limitations on Issuance or Transfer of Shares.  No Company Stock
               ---------------------------------------------
shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

     16.  Amendment and Termination of the Plan
          -------------------------------------

          (a)  Amendment.  The Board may amend or terminate the Plan at any
               ---------
time.

          (b)  Termination of Plan.  The Plan shall terminate on the day
               -------------------
immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

          (c)  Termination and Amendment of Outstanding Grants.  A termination
               -----------------------------------------------
or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or, may be amended by agreement of the Company and the Grantee consistent with the Plan.

          (d)  Governing Document.  The Plan shall be the controlling document.
               ------------------
No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

     17.  Funding of the Plan
          -------------------

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

     18.  Rights of Participants
          ----------------------

     Nothing in this Plan shall entitle any Employee, Key Advisor or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

     19.  No Fractional Shares
          --------------------

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     20.  Information to Participants
          ---------------------------

     Participants in the Plan shall receive financial statements of the Company at least annually, except to the extent that issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

     21.  Headings
          --------

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

     22.  Effective Date of the Plan
          --------------------------

     Subject to the approval of the Company's shareholders within 12 months after the Effective Date, the Plan shall be effective on December 14, 1999.

     23.  Miscellaneous
          -------------

          (a)  Grants in Connection with Corporate Transactions and
               ----------------------------------------------------
Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the
---------
right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

          (b)  Compliance with Law.  The Plan, the exercise of Options and SARs
               -------------------
and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

          (c)  Governing Law.  The validity, construction, interpretation and
               -------------
effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of State of California.

                       [FOR ASSUMED OPTION OBLIGATIONS]



                                 LIFEF/X, INC.

                         1999 LONG TERM INCENTIVE PLAN

                              STOCK OPTION GRANT

     This STOCK OPTION GRANT ("Stock Option Grant"), dated as of December 14, 1999 (the "Date of Grant"), is delivered by LIFEF/X, INC. (the "Company") to _______________ (the "Grantee").

                                   RECITALS

     A. In conjunction with the merger of the Company's subsidiary, PTM Acquisition Corp., into Pacific Title/Mirage, Inc. ("Pacific Title") (such transaction hereinafter being referred to as the "Merger") resulting in Pacific Title becoming a wholly owned subsidiary of the Company, which is effective as of the date hereof, the Company has agreed to assume the stock option obligations of Pacific Title, pursuant to which agreement, holders of options to purchase Pacific Title common stock ("Pacific Title Options") are, effective as of the Merger Date, and without any action on their part, entitled to receive from the Company, options to purchase shares of common stock of the Company, the number of such shares and the option exercise price, to be determined in conformity with the conversion ratio for the Pacific Title common stock applied in the Merger, and their existing Pacific Title Options are automatically cancelled and, consequently, are totally null and void.

     B. The 1999 Long Term Incentive Plan (the "Plan") provides for the grant of options to purchase shares of common stock of the Company.

    C. The Company has decided to make a stock option grant to the Grantee as an inducement for the Grantee to promote the best interests of the Company and its stockholders and in satisfaction of the Company's assumption obligation set forth in the Recital A above.

     D. It is the intention of the Company that the stock option being issued hereunder be considered as being issued in a transaction to which section 424 of the Internal Revenue Code of 1986, as amended (the "Code") applies, such that, if and to the extent the Grantee's Pacific Title Option was an "incentive stock option" within the meaning of Code Section 422 immediately prior to the Merger, the option granted hereunder may also constitute an incentive stock option.

     NOW THEREFORE, the Company, intending to be legally bound hereby, agrees as follows:

     1.   Grant of Option.
          ---------------

          (a) Subject to the terms and conditions set forth in this Stock Option Grant and in the Plan, the Company hereby grants to the Grantee a stock option (the "Option") to purchase ___________ shares of common stock of the Company ("Shares") at an option price of $_____ per Share. The Option shall become vested and exercisable according to Paragraph 2 below.

          (b) If and to the extent the Grantee's Pacific Title Option was an incentive stock option immediately prior to the Merger, the Option is intended to be an incentive stock option under Code Section 422. The Grantee should consult with his or her tax advisor regarding the tax consequences of the Option.

     2.   Vesting of Option. The Option shall become vested and, except as set
          -----------------
forth below, exercisable as of the following vesting dates, if the Grantee is employed by the Company (as defined in the Plan) as of the applicable vesting date.

          Vesting Date             Vested Shares
          ------------             -------------

          Immediately                 _______
          ________, _____             _______
          ________, _____             _______
          ________, _____             _______

     3.   Term of Option.
          --------------

          (a) The Option shall expire on _____________ (the "Expiration Date"), unless it is terminated at an earlier date pursuant to the provisions of this Stock Option Grant or the Plan. [NOTE: The expiration date MUST remain the same expiration date specified in the Pacific Title Option Agreement, otherwise ISO treatment is lost.]

          (b) The Option shall automatically terminate upon the happening of the first of the following events:

               (i) The expiration of the 90-day period after the Grantee ceases to be employed by the Company, if the termination is for any reason other than disability (as defined in the Plan), death or cause (as defined in the Plan);

               (ii) The expiration of the one-year period after the Grantee ceases to be employed by the Company (as defined in the Plan) on account of the Grantee's disability (as defined in the Plan);

               (iii) The expiration of the one-year period after the Grantee ceases to be employed by the Company, if the Grantee dies while employed by the Company or dies within 90 days after the Grantee ceases to be so employed or provide such services on account of a termination described in subparagraph (i) above; or

               (iv) The date on which the Grantee ceases to be employed by the Company for cause (as defined in the Plan).

Notwithstanding the foregoing, in no event may the Option be exercised after the Expiration Date. Any portion of the Option that is not vested at the time the Grantee ceases to be employed by the Company shall immediately terminate.

In the event a Grantee ceases to be employed by the Company for cause, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates upon refund by the Company of the exercise price paid by the Grantee for such shares.

As used herein, all references to employment with the Company shall include (but shall not be limited to) employment with Pacific Title.

     4.   Exercise Procedures.
          -------------------

          (a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the vested Option by giving the Company written notice of intent to exercise in the manner provided in Paragraph 13 below, specifying the number of Shares as to which the Option is to be exercised. On the delivery date, the Grantee shall pay the exercise price (i) in cash, (ii) subject to the limitations described in the Plan, by delivering Shares of the Company (duly endorsed for transfer or accompanied by stock powers signed in blank) which shall be valued at their fair market value on the date of delivery or, (iii) by such other method as the committee established by the Company's board of directors to administer the Plan (the "Committee") may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

          (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee's death) represent that the Grantee is purchasing Shares for the Grantee's own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate. All obligations of the Company under this Stock Option Grant shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any income tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

     5.   Change of Control. In the event of a Change of Control, the Option
          -----------------
shall automatically vest and become exercisable in full.

     6.   Restrictions on Exercise. Only the Grantee may exercise the Option
          ------------------------
during the Grantee's lifetime. After the Grantee's death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Stock Option Grant.

     7.   Grant Subject to Plan Provisions. This grant is made pursuant to the
          --------------------------------
Plan, a copy of which is attached hereto, and the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) capital or other changes of the Company and (iv) other requirements of applicable law. Shares issued upon exercise of the Option may be subject to transfer and other restrictions as described in Paragraph 14. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

     8.   No Employment Rights.  The grant of the Option shall not confer upon
          --------------------
the Grantee any right to be retained by or in the employ of the Company and shall not interfere in any way with the right of the Company to terminate the Grantee's employment or service at any time. The right of the Company to terminate at will the Grantee's employment or service at any time for any reason is specifically reserved. No policies, procedures or statements of any nature by or on behalf of the Company (whether written or oral, and whether or not contained in any formal employee manual or handbook) shall be construed to modify this Stock Option Grant or to create express or implied obligations to the Grantee of any nature.

     9.   No Stockholder Rights.  Neither the Grantee, nor any person entitled
          ---------------------
to exercise the Grantee's rights in the event of the Grantee's death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option until certificates for Shares have been issued upon the exercise of the Option.

     10.  No Disclosure.  The Grantee acknowledges that the Company has no duty
          -------------
to disclose to the Grantee any material information regarding the business of the Company or affecting the value of the Shares before or at the time of a termination of the Grantee's employment, including without limitation any plans regarding a public offering or merger involving the Company.

     11.  Assignment and Transfers.  The rights and interests of the Grantee
          ------------------------
under this Stock Option Grant may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Stock Option Grant, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the

Company's parents, subsidiaries, and affiliates. This Stock Option Grant may be assigned by the Company without the Grantee's consent.

     12.  Applicable Law.  The validity, construction, interpretation and effect
          --------------
of this instrument shall be governed by and determined in accordance with the laws of the State of California.

     13.  Notice.  Any notice to the Company provided for in this instrument
          ------
shall be addressed to the Company in care of the Chief Financial Officer at the Company's headquarters and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

     14.  Transfer Restrictions.  The Grantee hereby acknowledges and agrees
          ---------------------
that upon exercise of the Option, the Company may require the Grantee to execute one or more shareholders agreements or other agreements with respect to the Shares acquired upon exercise which may, among other things, restrict the Grantee ability to transfer the Shares.

     15.  Designation as Incentive Stock Option.  If and to the extent the
          -------------------------------------
Grantee's Pacific Title Option was an incentive stock option under Section 422 of the Code immediately prior to the Merger, the following shall apply:

          (a)  This Option is designated an incentive stock option under Code
Section 422. If the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

          (b) The Grantee understands that favorable incentive stock option treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary or within a time specified in the Code after the Grantee ceases to be an employee. The Grantee should consult with his or her tax adviser regarding the tax consequences of the Option.

     16.  Notice to Company of Disqualifying Disposition.  If and to the extent
          ----------------------------------------------
the Grantee's Pacific Title Option was an incentive stock option under
Section 422 of the Code immediately prior to the Merger, the following shall apply: By accepting an incentive stock option under the Plan, Grantee agrees to notify the Company in writing immediately after he or she makes a disposition (as described in the Code and regulations thereunder) of any stock acquired pursuant to the exercise of incentive stock options granted under the Plan. A disqualifying disposition is generally any disposition occurring within two years of the date of incentive stock option was granted or within one year of the date the incentive stock option was exercised, whichever period ends later.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute and attest this Stock Option Grant, effective as of the Date of Grant.

                                        LIFEF/X, INC.



                                        By:
                                           _____________________________

                                              Its:______________________


Accepted:
         ________________________

            ________, Grantee

                           CERTIFICATE OF SECRETARY

       The undersigned hereby certifies that he is the duly authorized
Secretary of Lifef/x, Inc. (the "Corporation"), a Nevada corporation, and that the following amendments to the Corporation's 1999 Long Term Incentive Plan were approved by Written Consent of the Board of Directors dated as of March 14, 2000. Such amendments are subject to stockholder approval within 12 months from such date.

                           AMENDMENTS TO OPTION PLAN
                           -------------------------

          WHEREAS, it is deemed to be in the best interests of this Corporation and its stockholders to amend its 1999 Long Term Incentive Plan (the "Plan") to (a) increase the aggregate number of shares of its authorized, unissued common stock available for issuance upon the exercise of options granted under the Plan by 2,452,475 shares, from 5,529,375 shares (the "Existing Option Pool") to 7,981,850 shares in the aggregate, (b) authorize and empower the Committee (as defined in the Plan) to waive the requirements under the Plan, that the holder of an Option maintain an ongoing relationship with the Corporation, including, without limitation, the requirement under Section 5(f) of the Plan that the holder of an Option may only exercise such Option while employed by the Corporation as an Employee, Key Advisor or member of the Board (as such terms are defined in the Plan) and (c) amend Section 4(a) of the Plan to read in its entirety as set forth in Exhibit A hereto;
          ---------

          WHEREAS, in connection with the above-described increase in the aggregate number of shares available for issuance upon the exercise of options granted under the Plan, it is deemed to be in the best interests of this Corporation and its stockholders to increase the number of shares of its authorized, unissued common stock reserved for issuance upon the exercise of options granted under the Plan by 2,452,475 shares, from 5,529,375 shares to 7,981,850 shares in the aggregate;

          NOW, THEREFORE, BE IT RESOLVED, that the aggregate number of shares of this Corporation's authorized, unissued common stock available for issuance upon the exercise of options granted under the Plan be, and hereby is, increased by 2,452,475 shares, from 5,529,375 shares to 7,981,850 shares in the aggregate;

          RESOLVED FURTHER, that the aggregate number of shares of this Corporation's authorized, unissued common stock reserved for issuance upon the exercise of options granted under the Plan be, and hereby is, increased by 2,452,475 shares, from 5,529,375 shares to 7,981,850 shares in the aggregate;

          RESOLVED FURTHER, that the Plan be and hereby is amended to authorize and empower the Committee (as defined in the Plan) to waive the requirements under the Plan, that the holder of an Option maintain an ongoing relationship with the Corporation, including, without limitation, the requirement under Section 5(f) of the Plan that the holder of an Option may only exercise such Option while employed by the Corporation as an Employee, Key Advisor or member of the Board (as such terms are defined in the Plan);

          RESOLVED FURTHER, that Section 4(a) of the Plan be and hereby is amended to read in its entirety as set forth in Exhibit A hereto;
                                                          ---------

          RESOLVED FURTHER, that the foregoing amendments to the Plan be submitted to this Corporation's stockholders for approval;

          RESOLVED FURTHER, that any options granted in excess of the Existing Option Pool, any waivers of ongoing relationship requirements with the Corporation and any extensions of exercise periods of nonqualified stock options be, and hereby are, conditioned upon the approval of the amendments to the Plan by at least a majority of this Corporation's stockholders;

          RESOLVED FURTHER, that any action or actions heretofore taken by Lucille Salhany, Michael Rosenblatt or Richard Guttendorf on behalf of this Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of this Corporation;

          RESOLVED FURTHER, that any officer of this Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of this Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, securities filings, including a proxy statement or information statement, or other documents, and to make any other filings and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary as of March 14, 2000.


                                           /s/ Richard Guttendorf
                                           -----------------------------------
                                           Richard A. Guttendorf, Secretary

                                   EXHIBIT A


                    AMENDMENT TO SECTION 4(a) OF OPTION PLAN
                    ----------------------------------------

     4.  Eligibility for Participation
         -----------------------------

         (a) Eligible Persons.  All employees of the Company and its parent and
             ----------------
subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Advisors who perform services to the Company or any of its subsidiaries and affiliates ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.